UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-2946

Dreyfus Municipal Money Market Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/13

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
Municipal Money
Market Fund, Inc.

SEMIANNUAL REPORT November 30, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
29	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Municipal
Money Market Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Money Market Fund, Inc., covering the six-month period from June 1, 2013, through November 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period produced a relatively challenging environment for most fixed-income securities, as a gradually strengthening U.S. economy and expectations of a more moderately stimulative monetary policy drove longer term interest rates higher and bond prices lower. Municipal bonds proved particularly sensitive to these developments, as the negative effects of rising rates were exacerbated by selling pressure among investors seeking safer havens.

We currently expect U.S. economic conditions to continue to improve in 2014, with accelerating growth and credit conditions supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in developed countries due to past and continuing monetary ease, while emerging markets seem poised for more moderate economic expansion. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 16, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2013, through November 30, 2013, as provided by Colleen Meehan, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended November 30, 2013, Dreyfus Municipal Money Market Fund produced an annualized yield of 0.00%.Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.00%.1

Despite rising long-term interest rates in a recovering economy, municipal money market yields remained anchored by an overnight federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by investing substantially all of the fund’s net assets in high-quality, short-term municipal obligations throughout the United States and its territories that provide income exempt from federal personal income tax. Second, we actively manage the fund’s average maturity based on our anticipation of supply-and-demand changes in the short-term municipal marketplace and interest-rate cycles while anticipating liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which in turn may lengthen the fund’s average maturity if purchased. If we anticipate limited new-issue supply, we may then look to extend the fund’s average maturity to maintain then-current yields for as long as we believe practical. At other times, we try to maintain an average maturity that reflects our view of short-term, interest-rate trends and future supply-and-demand considerations.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Recovery Gained Traction

In the months before the start of the reporting period, economic conditions gradually improved as U.S. GDP increased from 1.1% during the first quarter of the year to 2.5% during the second quarter in the midst of falling unemployment, rebounding housing markets, and expanding manufacturing activity. Longer term interest rates climbed as the recovery progressed, but the Federal Reserve Board’s (the “Fed”) aggressively accommodative monetary policy kept short-term interest rates near historical lows.

Economic sentiment changed dramatically just days prior to the start of the reporting period, when remarks by Fed Chairman Ben Bernanke were widely interpreted as a signal that monetary policymakers would begin to back away from their massive quantitative easing program earlier than most analysts expected.

This development sent long-term rates sharply higher, and yield differences widened along the bond market’s maturity spectrum. Financial markets generally stabilized over the summer and resumed their advance in the fall when the Fed unexpectedly refrained from tapering its bond purchasing program due to renewed economic concerns. Nonetheless, it later was announced that U.S. GDP expanded at a relatively robust 3.6% annualized rate over the third quarter of 2013.

The tax-exempt note market continues to experience strong demand for securities issued by municipalities.Tax-exempt securities have been relatively attractive compared to maturity equivalent taxable securities and have continued to be an alternative for crossover buyers. Separately managed accounts and intermediate bond funds continue to purchase short-term municipal securities as the yield curve overnight through three years is relatively flat. The yield on one-year tier one securities continues to post historical low levels. Robust investor demand for VRDN’s has kept yields on this sector steady. The SIFMA Index, a weekly high grade market index comprised of seven-day tax-exempt variable rate demand notes produced by Municipal Market Data Group, has averaged 0.10% year to date.

Despite a bankruptcy filing by the city of Detroit over the summer, municipal credit quality generally continued to improve during the reporting period. Tax revenues increased for most states and municipalities, and many issuers of revenue-backed municipal securities reported higher revenues.

Credit Selection Remained Paramount

Most municipal money market funds have maintained short-weighted average maturities compared to historical averages due to narrow yield differences along the money market’s maturity range and ongoing regulatory uncertainty. The fund was no exception, as we maintained its weighted average maturity in a position that was consistent with industry averages.

Well-researched credit selection remained paramount during the reporting period. We continued to favor state general obligation bonds; essential service revenue bonds backed by water, sewer, and electric facilities; certain local credits with strong financial positions and stable tax bases; and health care and education issuers with stable credit characteristics.

Low Rates Likely to Persist

While we expect the Fed to begin cutting back on quantitative easing as soon as its next policymaking meeting, the central bank also has made clear that short-term interest rates are likely to remain low for some time to come. Consequently, in our judgment, the prudent course continues to be an emphasis on preservation of capital and liquidity.

December 16, 2013

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term municipal securities holdings involve credit and liquidity risks and risk of principal loss.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to a voluntary undertaking that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Money Market Fund, Inc. from June 1, 2013 to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2013

Expenses paid per $1,000†	$.75
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2013

Expenses paid per $1,000†	$.76
Ending value (after expenses)	$1,024.32

† Expenses are equal to the fund’s annualized expense ratio of .15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2013 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—99.8%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—5.4%
Columbia Industrial Development
Board, PCR, Refunding (Alabama
Power Company Project)	0.05	12/2/13	5,000,000	[a]	5,000,000
Columbia Industrial Development
Board, PCR, Refunding (Alabama
Power Company Project)	0.06	12/2/13	7,000,000	[a]	7,000,000
Mobile County Industrial
Development Authority, Gulf
Opportunity Zone Revenue (SSAB
Alabama Inc.) (LOC; Swedbank)	0.10	12/7/13	4,000,000	[a]	4,000,000
Tuscaloosa County Industrial
Development Authority, Gulf
Opportunity Zone Revenue (Hunt
Refining Project) (LOC; Sumitomo
Mitsui Banking Corporation)	0.06	12/7/13	10,000,000	[a]	10,000,000
Arizona—.8%
Phoenix Civic Improvement
Corporation, Water System
Revenue, CP (LOC; Royal
Bank of Canada)	0.12	12/4/13	4,000,000		4,000,000
California—3.0%
Alameda County Industrial
Development Authority, Revenue
(Golden West Paper Converting
Corporation Project)
(LOC; Comerica Bank)	0.11	12/7/13	3,315,000	[a]	3,315,000
Alameda County Industrial
Development Authority, Revenue
(Unique Elevator Interiors, Inc.
Project) (LOC; Comerica Bank)	0.11	12/7/13	2,295,000	[a]	2,295,000
California Pollution Control
Financing Authority, SWDR
(GreenWaste Recovery, Inc.
Project) (LOC; Union Bank NA)	0.11	12/7/13	5,730,000	[a]	5,730,000
California Pollution Control
Financing Authority, SWDR
(Pena’s Disposal, Inc.
Project) (LOC; Comerica Bank)	0.12	12/7/13	3,080,000	[a]	3,080,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado—1.6%
Deutsche Bank Spears/Lifers Trust
(Series DBE-1129 X) (City and
County of Denver, Airport
System Revenue) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.12	12/7/13	2,500,000	[a,b,c]	2,500,000
RBC Municipal Products Inc. Trust
(Series E-25) (City and County
of Denver, Aviation Airport
System Revenue) (Liquidity
Facility; Royal Bank of Canada
and LOC; Royal Bank of Canada)	0.08	12/7/13	5,000,000	[a,b,c]	5,000,000
Connecticut—.1%
Connecticut Development Authority,
IDR (AcuCut, Inc. Project)
(LOC; TD Bank)	0.22	12/7/13	560,000	[a]	560,000
Florida—12.8%
Branch Banking and Trust Co.
Municipal Trust (Series 2042)
(Collier County School Board,
COP, Refunding (Master
Lease-Purchase Agreement))
(Liquidity Facility; Branch
Banking and Trust Co. and LOC;
Branch Banking and Trust Co.)	0.09	12/7/13	7,200,000	[a,b,c]	7,200,000
Broward County Housing Finance
Authority, MFHR (Cypress Grove
Apartments Project) (LOC; FNMA)	0.10	12/7/13	19,900,000	[a]	19,900,000
Charlotte County School District,
GO Notes, TAN	1.25	3/31/14	5,000,000		5,017,388
Collier County Health Facilities
Authority, Revenue, CP
(Cleveland Clinic Health System)	0.15	2/13/14	7,905,000		7,905,000
Hillsborough County Industrial
Development Authority, IDR
(Seaboard Tampa Terminals
Venture Project) (LOC;
Northern Trust Company)	0.34	12/7/13	4,000,000	[a]	4,000,000
Indian River County School
District, GO Notes, TAN	1.00	1/31/14	3,000,000		3,004,183

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Kissimmee Utility Authority,
CP (Liquidity Facility;
JPMorgan Chase Bank)	0.14	2/10/14	7,000,000		7,000,000
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare
System) (LOC; Branch
Banking and Trust Co.)	0.06	12/7/13	2,500,000	[a]	2,500,000
Polk County Industrial Development
Authority, IDR (Florida
Treatt, Inc. Project)
(LOC; Bank of America)	0.20	12/7/13	2,070,000	[a]	2,070,000
Saint Lucie County School
District, TAN	2.00	3/1/14	3,000,000		3,013,450
Georgia—2.4%
Fulton County Development
Authority, Revenue (King’s
Ridge Christian School Project)
(LOC; Branch Banking
and Trust Co.)	0.07	12/7/13	9,645,000	[a]	9,645,000
Macon County Development
Authority, IDR (Swartz Ag, LLC
Project) (LOC; Branch Banking
and Trust Co.)	0.13	12/7/13	1,670,000	[a]	1,670,000
Illinois—5.1%
City of Elgin, Kane and Cook
Counties, GO Notes
(Corporate Purpose)	1.00	12/15/13	1,350,000		1,350,424
Deutsche Bank Spears/Lifers Trust
(Series DB-483) (Northern Illinois
Municipal Power Agency, Power
Project Revenue (Prairie State
Project)) (Liquidity Facility;
Deutsche Bank AG and LOC;
Deutsche Bank AG)	0.08	12/7/13	6,960,000	[a,b,c]	6,960,000
Illinois Health Facilities
Authority, Revenue (Evanston
Hospital Corporation) (Liquidity
Facility; Wells Fargo Bank)	0.04	12/7/13	9,000,000	[a]	9,000,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Southwestern Illinois Development
Authority, Solid Waste
Disposal Facilities Revenue
(Center Ethanol Company, LLC
Project) (LOC; FHLB)	0.07	12/7/13	7,370,000	[a]	7,370,000
Indiana—2.2%
Noblesville,
EDR (GreyStone Apartments
Project) (LOC; Bank of America)	0.26	12/7/13	10,765,000	[a]	10,765,000
Iowa—3.4%
Iowa Finance Authority,
Educational Facilities Revenue
(Graceland University Project)
(LOC; Bank of America)	0.08	12/7/13	5,370,000	[a]	5,370,000
Iowa Finance Authority,
SWDR (MidAmerican
Energy Project)	0.10	12/7/13	11,000,000	[a]	11,000,000
Kentucky—1.0%
Louisville and Jefferson County
Metropolitan Sewer District,
Sewer and Drainage System
Subordinated Revenue, BAN	2.00	12/4/13	5,000,000		5,000,723
Louisiana—2.8%
Ascension Parish Industrial
Development Board, Revenue
(International Matex Tank
Terminals—Geismar Project)
(LOC; FHLB)	0.06	12/7/13	9,000,000	[a]	9,000,000
Louisiana Public Facilities
Authority, Revenue (Tiger
Athletic Foundation Project)
(LOC; FHLB)	0.05	12/7/13	4,500,000	[a]	4,500,000
Maryland—.2%
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Trust)	0.11	12/7/13	900,000	[a]	900,000

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—1.6%
Massachusetts Development
Finance Agency, Revenue
(New Bedford Waste Issue)
(LOC; Comerica Bank)	0.10	12/7/13	2,500,000	[a]	2,500,000
Springfield,
GO Notes, BAN	1.00	2/14/14	5,000,000		5,006,281
Michigan—2.1%
Michigan Housing Development
Authority, SFMR (Liquidity
Facility; FHLB)	0.07	12/7/13	10,000,000	[a]	10,000,000
Mississippi—.9%
Mississippi Business Finance
Corporation, Gulf Opportunity Zone
IDR (Chevron U.S.A. Inc. Project)	0.05	12/2/13	4,500,000	[a]	4,500,000
Missouri—.9%
Saint Louis,
Airport Revenue, Refunding
(Lambert-Saint Louis International
Airport) (Spears Trust Series
DB-161) (Liquidity Facility;
Deutsche Bank AG and LOC;
Deutsche Bank AG)	0.08	12/7/13	4,500,000	[a,b,c]	4,500,000
Nevada—2.1%
Clark County,
Airport System Junior
Subordinate Lien Revenue	2.00	7/1/14	2,000,000		2,019,109
Clark County,
IDR (Southwest Gas Corporation
Project) (LOC; JPMorgan
Chase Bank)	0.10	12/7/13	8,000,000	[a]	8,000,000
New York—2.6%
Chappaqua Central School District,
GO Notes, TAN	1.00	6/27/14	4,000,000		4,011,307
Northern Adirondack Central
School District at Ellenburg,
GO Notes, BAN	2.00	6/26/14	4,000,000		4,033,221

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Triborough Bridge and Tunnel
Authority, General Revenue,
Refunding (MTA Bridges and
Tunnels) (Liquidity Facility;
Landesbank Hessen-Thuringen
Girozentrale)	0.07	12/2/13	4,400,000	[a]	4,400,000
North Carolina—2.6%
Charlotte,
COP (Equipment Acquisition and
Public Facilities)	2.00	12/1/13	2,655,000		2,655,131
North Carolina Capital Facilities
Finance Agency, Educational
Facilities Revenue (The
Raleigh School Project) (LOC;
Branch Banking and Trust Co.)	0.08	12/7/13	2,970,000	[a]	2,970,000
North Carolina Capital Facilities
Finance Agency, Revenue
(Montessori Children’s Center, Inc.)
(LOC; Bank of America)	0.11	12/7/13	1,795,000	[a]	1,795,000
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Deerfield Episcopal
Retirement Community) (LOC;
Branch Banking and Trust Co.)	0.06	12/7/13	5,035,000	[a]	5,035,000
Ohio—3.4%
Cuyahoga County,
IDR (King Nut Project)
(LOC; PNC Bank NA)	0.14	12/7/13	1,940,000	[a]	1,940,000
Cuyahoga County,
IDR (King Nut Project)
(LOC; PNC Bank NA)	0.14	12/7/13	1,860,000	[a]	1,860,000
Dayton City School District,
School Facilities Construction
and Improvement Unlimited
Tax Refunding Notes	1.25	10/15/14	5,500,000		5,545,378
Union Township,
GO Notes, BAN (Various Purpose)	1.50	9/10/14	7,000,000		7,056,709

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—11.1%
Delaware County Industrial
Development Authority, Revenue
(Astra Foods, Inc. Project)
(LOC; Wells Fargo Bank)	0.25	12/7/13	660,000	[a]	660,000
Deutsche Bank Spears/Lifers Trust
(Series DBE-1021) (Pennsylvania
Higher Education Facilities
Authority, Revenue (Student
Association, Inc. Student Housing
Project at California University of
Pennsylvania)) (Liquidity Facility;
Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.15	12/7/13	9,900,000	[a,b,c]	9,900,000
Franklin County Industrial
Development Authority, Revenue
(James and Donna Martin Project)
(LOC; Wells Fargo Bank)	0.25	12/7/13	1,000,000	[a]	1,000,000
Horizon Hospital System Authority,
Senior Health and Housing
Facilities Revenue (Saint Paul
Homes Project) (LOC; M&T Trust)	0.10	12/7/13	1,300,000	[a]	1,300,000
Lancaster Industrial Development
Authority, Revenue (Henry
Molded Products, Inc. Project)
(LOC; M&T Trust)	0.35	12/7/13	1,200,000	[a]	1,200,000
Luzerne County Industrial
Development Authority, Revenue
(Cornell Iron Works Project)
(LOC; Bank of America)	0.25	12/7/13	1,000,000	[a]	1,000,000
Montgomery County Higher Education
and Health Authority, Revenue
(Pennsylvania Higher Education
and Health Loan Program)
(LOC; M&T Trust)	0.15	12/7/13	3,400,000	[a]	3,400,000
Pennsylvania Economic Development
Financing Authority, Revenue
(Evergreen Community Power
Facility) (LOC; M&T Trust)	0.20	12/7/13	15,000,000	[a]	15,000,000

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Philadelphia Authority for
Industrial Development,
Revenue (The Philadelphia
Protestant Home Project)
(LOC; Bank of America)	0.18	12/7/13	4,850,000	[a]	4,850,000
RBC Municipal Products Inc. Trust
(Series E-16) (Allegheny
County Hospital Development
Authority, Revenue (University
of Pittsburgh Medical Center))
(Liquidity Facility; Royal Bank
of Canada and LOC; Royal
Bank of Canada)	0.05	12/7/13	5,400,000	[a,b,c]	5,400,000
RBC Municipal Products Inc. Trust
(Series E-29) (Allegheny
County Hospital Development
Authority, Revenue (University
of Pittsburgh Medical Center))
(Liquidity Facility; Royal Bank
of Canada and LOC; Royal
Bank of Canada)	0.05	12/7/13	7,000,000	[a,b,c]	7,000,000
York County Industrial Development
Authority, Revenue (Riach
Family Limited Partnership
Project) (LOC; M&T Trust)	0.30	12/7/13	1,205,000	[a]	1,205,000
York County Industrial Development
Authority, Revenue (York
Sheet Metal, Inc. Project)
(LOC; M&T Trust)	0.31	12/7/13	1,125,000	[a]	1,125,000
Tennessee—8.0%
Blount County Public Building
Authority, Local Government
Public Improvement Revenue
(Liquidity Facility; Branch
Banking and Trust Co.)	0.06	12/7/13	13,875,000	[a]	13,875,000
Clarksville Public Building
Authority, Pooled Financing
Revenue (Tennessee
Municipal Bond Fund)
(LOC; Bank of America)	0.09	12/7/13	7,550,000	[a]	7,550,000

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee (continued)
Memphis,
CP (Liquidity Facility;
Mizuho Bank Ltd.)	0.12	1/7/14	11,000,000		11,000,000
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(LOC; Bank of America)	0.09	12/7/13	5,900,000	[a]	5,900,000
Texas—17.5%
Dallas,
GO Notes, Refunding	5.00	2/15/14	1,000,000		1,010,004
El Paso Independent School
District, Unlimited Tax School
Building Bonds (Liquidity Facility;
JPMorgan Chase Bank and LOC;
Permanent School Fund
Guarantee Program)	0.17	1/16/14	9,100,000		9,100,000
Garland,
Electric Utility System Revenue,
CP (LOC; Wells Fargo Bank)	0.14	12/17/13	5,000,000		5,000,000
Gulf Coast Waste Disposal
Authority, SWDR
(Air Products Project)	0.06	12/7/13	5,000,000	[a]	5,000,000
Harris County,
CP (Liquidity Facility; Bank
of Tokyo-Mitsubishi UFJ)	0.13	12/17/13	5,000,000		5,000,000
Harris County,
GO Notes, TAN	2.00	2/28/14	5,000,000		5,022,532
Harris County Cultural Education
Facilities Finance Corporation,
Medical Facilities Mortgage
Revenue, Refunding (Baylor
College of Medicine) (LOC;
Barclays Bank PLC)	0.05	12/7/13	6,200,000	[a]	6,200,000
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.45	12/19/13	9,000,000		9,000,000

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.45	12/19/13	1,000,000		1,000,000
Port of Port Arthur Navigation
District, Revenue, CP (BASF SE)	0.31	1/27/14	5,000,000		5,000,000
Texas,
TRAN	2.00	8/28/14	5,000,000		5,066,598
University of North Texas,
Financing System Revenue, CP	0.14	12/12/13	7,000,000		7,000,000
University of Texas System Board
of Regents, Financing System
Revenue, Refunding	0.04	12/7/13	20,000,000	[a]	20,000,000
Utah—1.0%
Intermountain Power Agency,
Power Supply Revenue, CP
(Liquidity Facility; JPMorgan
Chase Bank)	0.12	2/12/14	5,000,000		5,000,000
Virginia—1.4%
Lynchburg Redevelopment and
Housing Authority, Housing Revenue
(KHM Properties-Lynchburg, LLC
Project) (LOC; M&T Trust)	0.15	12/7/13	6,520,000	[a]	6,520,000
Washington—.6%
Pierce County Economic Development
Corporation, Industrial
Revenue (SeaTac Packaging
Project) (LOC; HSBC Bank USA)	0.12	12/7/13	2,700,000	[a]	2,700,000
Wisconsin—3.2%
Dane County,
GO Notes (Capital Improvement)	3.00	6/1/14	630,000		638,644
PMA Levy and Aid Anticipation Note
Program, Note Participations	2.00	7/18/14	1,800,000		1,819,783
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care) (LOC;
JPMorgan Chase Bank)	0.20	12/5/13	3,000,000		3,000,000

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care) (LOC;
JPMorgan Chase Bank)	0.20	1/9/14	3,000,000	3,000,000
Wisconsin Health and Educational
Facilities Authority, Revenue,
CP (Aurora Health Care) (LOC;
JPMorgan Chase Bank)	0.20	2/5/14	5,000,000	5,000,000
Wisconsin School Districts,
Cash Flow Administration
Program Participation Notes	1.00	10/10/14	2,000,000	2,011,958

Total Investments (cost $478,902,823)			99.8%	478,902,823

Cash and Receivables (Net)			.2%	792,407

Net Assets			100.0%	479,695,230

a Variable rate demand note—rate shown is the interest rate in effect at November 30, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At November 30, 2013, these securities amounted to $48,460,000 or 10.1% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Education	22.7	Transportation Services	2.9
Industrial	13.0	Special Tax	2.3
Health Care	12.0	Pollution Control	2.1
Housing	10.0	Utility-Water and Sewer	1.9
Utility-Electric	9.2	State/Territory	1.1
Resource Recovery	5.3	Health Care and Related Products	.3
City	4.8	Other	7.9
County	4.3		99.8

†	Based on net assets.

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	478,902,823	478,902,823
Cash		519,794
Interest receivable		423,659
Prepaid expenses		17,407
		479,863,683
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		49,684
Payable for shares of Common Stock redeemed		35,098
Accrued expenses		83,671
		168,453
Net Assets ($)		479,695,230
Composition of Net Assets ($):
Paid-in capital		479,695,230
Net Assets ($)		479,695,230
Shares Outstanding
(5 billion shares of $.001 par value Common Stock authorized)		479,730,696
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2013 (Unaudited)

Investment Income ($):
Interest Income	366,843
Expenses:
Management fee—Note 2(a)	1,256,222
Shareholder servicing costs—Note 2(b)	146,087
Professional fees	37,174
Registration fees	16,653
Directors’ fees and expenses—Note 2(c)	15,245
Custodian fees—Note 2(b)	14,639
Prospectus and shareholders’ reports	8,273
Miscellaneous	17,776
Total Expenses	1,512,069
Less—reduction in expenses due to undertaking—Note 2(a)	(1,145,188)
Less—reduction in fees due to earnings credits—Note 2(b)	(98)
Net Expenses	366,783
Investment Income—Net, representing net increase
in net assets resulting from operations	60

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2013	Year Ended
	(Unaudited)	May 31, 2013
Operations ($):
Investment income—net	60	90
Net realized gain (loss) on investments	—	81
Net Increase (Decrease) in Net Assets
Resulting from Operations	60	171
Dividends to Shareholders from ($):
Investment income—net	(60)	(254)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	479,223,313	939,351,309
Dividends reinvested	58	221
Cost of shares redeemed	(497,280,686)	(860,886,383)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(18,057,315)	78,465,147
Total Increase (Decrease) in Net Assets	(18,057,315)	78,465,064
Net Assets ($):
Beginning of Period	497,752,545	419,287,481
End of Period	479,695,230	497,752,545

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2013					Year Ended May 31,
	(Unaudited)		2013		2012		2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00	1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.001	.001	.012
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)	[a]	(.000)	[a]	(.001)	(.001)	(.012)
Net asset value, end of period	1.00		1.00		1.00		1.00	1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.03		.05	.07	1.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	[c]	.62		.64		.65	.62	.61
Ratio of net expenses
to average net assets	.15	[c]	.23		.18		.30	.45	.61
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.03		.05	.07	1.24
Net Assets, end of period
($ x 1,000)	479,695		497,753		419,287		476,210	508,402	972,883

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the fund’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2013 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	478,902,823
Level 3—Significant Unobservable Inputs	—
Total	478,902,823

†	See Statement of Investments for additional detailed categorizations.

At November 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2013, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2013 was as follows: tax-exempt income $90 and long-term capital gains $164.The tax character of current year distributions will be determined at the end of the current fiscal year.

At November 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,145,188 during the period ended November 30, 2013.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2013, the fund was charged $101,000 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2013, the fund was charged $41,471 for transfer agency services and $1,683 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $98.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2013, the fund was charged $14,639 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended November 30, 2013, the fund was charged $824 pursuant to the agreements, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2013, the fund was charged $4,571 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $196,344, Shareholder Services Plan fees $17,000, custodian fees $19,668, Chief Compliance Officer fees $3,833 and transfer agency fees $784, which are offset against an expense reimbursement currently in effect in the amount of $187,945.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Directors and/or common officers, complies with Rule 17a-7 under the Act. During the period ended November 30, 2013, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $422,230,000 and $226,580,000, respectively.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods except for the one-year period when it was one basis point below the Performance Group and Performance Universe medians.

Dreyfus representatives noted that Dreyfus has undertaken currently to limit Fund expenses to maintain a minimum yield of 0.00 of 1%. Dreyfus representatives further noted that such expense limitations may fluctuate daily, are temporary, not contractual, and may be terminated by Dreyfus at any time without notice.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the

Expense Group median, the fund’s actual management fee was at the Expense Group median and below the Expense Universe median, and the fund’s total expenses were at the Expense Group median and above the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 33

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Money Market Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 23, 2014

By: /s/ James Windels
James Windels, Treasurer
Date:	January 23, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)